UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 24, 2020

(Date of Report, Date of Earliest Event Reported)

COVIA HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

001-38510

(Commission File Number)

Delaware	13-2656671
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3 Summit Park Drive, Suite 700, Independence, Ohio	44131
(Address of Principal Executive Offices)	(Zip Code)

(800) 255-7263

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVIA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01Other Events.

Update on Average Closing Price Required to Maintain Listing on the New York Stock Exchange

As disclosed on April 14, 2020, Covia Holdings Corporation (“Covia,” “we,” “us,” “our” or “registrant”), was notified by the New York Stock Exchange (“NYSE”) that the average closing price of our shares of common stock, par value $0.01 per share (“Common Stock”), had fallen below a $1.00 per share over a consecutive 30-day trading period, which is the minimum average closing price required to maintain listing on the NYSE under Section 802.01C of the NYSE Listed Company Manual.

In general, a listed company has a period of six months following the receipt of the notice to regain compliance.  On April 20, 2020, the NYSE made a rule filing with the SEC for relief on the $1.00 price standard, which became immediately effective on April 21, 2020 under SEC Release No. 34-88717. The relief provides noncompliant issuers additional time to cure the noncompliance.  As a result, we will have until December 17, 2020 to cure the deficiency and return to compliance with the NYSE’s continued listing standards. We may regain compliance at any time during the cure period if (i) on the last trading day of any calendar month during the cure period, our Common Stock has a closing share price of at least $1.00 and (ii) an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month.

Quarterly Report on Form 10-K

Covia will be relying on the Securities and Exchange Commission's Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 25, 2020 (Release No. 34-88465) to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (“Form 10-Q”) due to the circumstances related to COVID-19. Our operations and business have experienced disruption due to the unprecedented conditions surrounding COVID-19, which has resulted in limited availability of key personnel required to assist in the preparation of the Form 10-Q. We have also had to modify our business practices, including employee work locations and cancellation of physical participation in meetings. Our management has had to devote significant time and attention to assessing the potential impact of COVID-19 and related events on our operations and financial position and developing operational and financial plans to address those matters, which has diverted management resources from completing all of the tasks necessary to file the Form 10-Q by its due date. We anticipate that we will file the Form 10-Q no later than June 20, 2020.

In addition, we are supplementing the risk factors mostly recently disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on March 16, 2020 with the following risk factor:

An epidemic, pandemic or public health crisis could disrupt our operations and have a material adverse effect on our business.

Our business could be materially and adversely affected by the outbreak of a widespread health epidemic or pandemic, such as coronavirus, avian flu or African swine flu.  Outbreaks of contagious illness occur from time to time around the world.  The occurrence of such an outbreak or other adverse public health developments could materially disrupt our business and operations, including if government authorities impose mandatory closures, seek voluntary closures or impose restrictions on operations.  Furthermore, the risk of contracting viruses or other illnesses that may be transmitted through human contact could cause employees to avoid interacting with other people, which could materially and adversely affect the ability to adequately staff our operations.  An outbreak could also cause disruption in our supply chain and adversely impact our ability to ensure supplies to our facilities and to provide safety measures to protect our employees, which could materially and adversely affect our continuous operations.  If an outbreak reaches pandemic levels, there may also be long-term effects on the economies of effected countries.  Any of the foregoing within the countries in which we or our customers and suppliers operate or are dependent on supplies or revenues would severely disrupt our operations and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Beginning in March 2020, our operations were disrupted by the COVID-19 pandemic.  Impacts to our business have included reduced activity and, in some cases, idling of customer facilities which have impacted our sales volumes and revenues.  In addition, the

COVID-19 pandemic (along with disruptions in the global oil and gas markets) has impacted global oil demand resulting in a significant decline in oil prices.  The impact of the lower oil prices is likely to result in lower drilling and completion activity for our Energy customers which will negatively impact proppant sales.  Finally, stay-at-home orders by governments where we operate have forced our employees, and the employees of some of our customers, to work from home which has negatively impacted our business and will delay the filing our Quarterly Report on Form 10-Q for the first quarter ended March 31, 2020.

The extent to which our operations will be impacted by the outbreak will depend largely on future developments, which are highly uncertain and cannot be accurately predicted, including new information which may emerge concerning the severity of the outbreak and the actions by the government authorities to contain the outbreak or treat its impact, among other things. Insurance may be unavailable to cover any losses we incur as a result of the outbreak.

Even if a virus or other illness does not spread significantly, the perceived risk of infection or health risk may affect our business. Our operations could also be disrupted if any of our employees or employees of our customers and suppliers were suspected of having a contagious illness or susceptible to becoming infected with a contagious illness, since this could require us or our customers and suppliers to screen and/or quarantine some or all of such employees.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements which, to the extent they are not statements of historical or present fact, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (“PSLRA”), and such statements are intended to qualify for the protection of the safe harbor provided by the PSLRA. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements.  Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of the Company’s management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although the Company’s management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, and results of operations or liquidity.

As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on our business, employees, consultants, service providers, stockholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to: changes in prevailing economic conditions, including fluctuations in supply of, demand for, and pricing of, the Company’s products; potential business uncertainties relating to the merger, including potential disruptions to the Company’s business and operational relationships, the Company’s ability to achieve anticipated synergies, and the anticipated costs, timing and complexity of the Company’s integration efforts; loss of, or reduction in, business from the Company’s largest customers or their failure to pay the Company; possible adverse effects of being leveraged, including interest rate, event of default or refinancing risks, as well as potentially limiting the Company’s ability to invest in certain market opportunities; the Company’s ability to successfully develop and market new products; the Company’s rights and ability to mine its property and its renewal or receipt of the required permits and approvals from government authorities and other third parties; the Company’s ability to implement and realize efficiencies from capacity expansion plans, and cost reduction initiatives within its time and budgetary parameters; increasing costs or a lack of dependability or availability of transportation services or infrastructure and geographic shifts in demand; changing legislative and regulatory initiatives relating to the Company’s business, including environmental, mining, health and safety, licensing, reclamation and other regulation relating to hydraulic fracturing (and changes in their enforcement and interpretation); silica-related health issues and corresponding litigation; seasonal and severe weather conditions; other operating risks beyond the Company’s control; the risks discussed in the Risk Factors section of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on March 16, 2020; and the other factors discussed from time to time in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with such filings, and you should consider all such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the Company makes on related subjects in its public announcements and SEC filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COVIA HOLDINGS CORPORATION

Date:	April 24, 2020	/s/ Andrew D. Eich
Andrew D. Eich
Executive Vice President, Chief Financial Officer and Treasurer